UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2011

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31A Leningradsky Prospekt 125284 Moscow, Russia	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

CTC Media, Inc. (“CTC Media” or “the Company”) (NASDAQ: CTCM), Russia’s leading independent media company, hosted a Capital Markets Day at the Sofitel St. James Hotel, London, on March 24, 2011.

The Capital Markets Day comprised a full day of presentations by CTC Media’s management team and Co-Chairman Peter Aven, as well as guest speakers from Video International and TNS Russia. Copies of the presentations given at the event are being filed as an exhibit to this Current Report on Form 8-K, and are available for download from the investor relations section of the Company’s corporate web site (www.ctcmedia.ru/investors). A recorded webcast of the event will be available on the investor relations section of the website on Monday, March 28th.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1	CTC Media, Inc. Capital Markets Day Presentations dated March 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: March 24, 2011	By:	/S/ BORIS PODOLSKY
		Name:	Boris Podolsky
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	CTC Media, Inc. Capital Markets Day Presentations dated March 24, 2011